                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           UNION CARBIDE CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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Notes:

                         Union Carbide Corporation

[LOGO OF UNION CARBIDE]
                         Notice of Annual Meeting of Stockholders to be held on April 26, 2000 and Proxy Statement




                                 March 9, 2000

[LOGO OF UNION CARBIDE]   Union Carbide Corporation
                          39 Old Ridgebury Road, Danbury, CT 06817-0001

--------------------------------------------------------------------------------
NOTICE
of Annual Meeting of Stockholders
to be held on April 26, 2000


                                                                   March 9, 2000


     We at Union Carbide are very excited about the prospects of our planned merger with The Dow Chemical Company and are pleased that you, our stockholders, resoundingly endorsed the merger at the special meeting held on December 1, 1999. Since the merger is still pending we must continue to conduct business as usual. Therefore, we plan to hold our regularly scheduled annual meeting of the stockholders of Union Carbide Corporation at 10:00 a.m. on Wednesday, April 26, 2000, in the John C. Creasy Health Education Center, 24 Hospital Avenue, Danbury, Connecticut, 06810, for the following purposes:

     1. To elect a Board of nine directors for the ensuing year.

     2. To ratify the selection of KPMG LLP as independent auditors for 2000.

     3. To consider management's proposal to adopt an amendment to the 1997 Union Carbide Long-Term Incentive Plan.

     4. To consider management's proposal to reapprove performance goals under the 1995 Union Carbide Performance Incentive Plan.

     5. To transact such other business as may properly come before the meeting.

     Your vote is important. So that your stock will be represented at the meeting in the event that you do not attend, please vote your proxy by following the instructions attached to the proxy card.

     We hope that many of you will be able to attend the annual meeting. If you plan to do so, you will need to obtain a ticket. Please call the toll free number -- 1-800-934-3350 -- and a member of our Shareholder Services Department will process your ticket request.



By Order of the Board of Directors


/s/ BRUCE D. FITZGERALD

BRUCE D. FITZGERALD
Vice-President, General Counsel and Secretary

[LOGO OF UNION CARBIDE]  Union Carbide Corporation
                         39 Old Ridgebury Road, Danbury, CT 06817-0001

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PROXY STATEMENT

Table of Contents

                                                                            Page
General Information for Stockholders ......................................    5
Matters to be Considered at the Annual Meeting:
    1. Election of Directors ..............................................    7
        Committees of the Board:
          Audit ...........................................................   11
          Compensation and Management Development .........................   11
          Executive .......................................................   11
          Finance and Pension .............................................   11
          Health, Safety and Environmental Affairs ........................   11
          Nominating ......................................................   12
          Public Policy ...................................................   12
        Compensation of Directors .........................................   12
        Five Year Cumulative Total Return .................................   13
        Report of Compensation and Management Development Committee .......   14
        Summary Compensation Table ........................................   17
        Stock Options Granted-- 1999 ......................................   18
        Stock Options Exercised-- 1999 ....................................   19
        Retirement Program ................................................   19
        Security Ownership of Management ..................................   20
        Section 16(a) Beneficial Ownership Reporting Compliance ...........   21
        Security Ownership of Certain Beneficial Owners ...................   21
        Change in Control Arrangements ....................................   22
    2. Management Proposal to Ratify KPMG LLP as
       Independent Auditors for 2000 ......................................   24
    3. Management Proposal to adopt an amendment to the 1997
       Union Carbide Long-Term Incentive Plan .............................   25
    4. Management Proposal to reapprove performance goals under
       the 1995 Union Carbide Performance Incentive Plan ..................   29
    5. Other Business .....................................................   31
Stockholder Proposals for 2001 Annual Meeting .............................   31
Proxy Solicitation ........................................................   31

General Information for Stockholders

Merger with The Dow Chemical Company

     On August 3, 1999, the Corporation and The Dow Chemical Company ("Dow") entered into an Agreement and Plan of Merger, pursuant to which the Corporation agreed to merge with a subsidiary of Dow. Upon the merger, the Corporation will become a subsidiary of Dow and the Corporation's stockholders will receive 0.537 of a share of Dow common stock for each share of the Corporation's common stock they own as of the date of the merger subject to proportional adjustment for any Dow stock split or stock dividend. At the Special Meeting of Stockholders held on December 1, 1999 the stockholders of Union Carbide voted to adopt The Agreement and Plan of Merger. Completion of the merger is subject to certain conditions including review by antitrust regulatory authorities in the United States, Europe and Canada.

How To Vote

     Proxies are solicited from stockholders by the Board of Directors of the Corporation to provide every stockholder an opportunity to vote on all matters scheduled to come before the meeting, whether or not he or she attends in person. Your vote is important. Please execute the enclosed proxy card promptly. The shares represented will be voted by the proxyholders named on the card in accordance with your directions. If the proxy card is executed and no choice is specified for a matter, the shares will be voted as recommended by the Board of Directors on that matter. If a stockholder is a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, the proxy card will represent both the number of shares registered in the participant's name and the number of whole shares credited to the participant's account, and all shares will be voted in accordance with the instructions on the proxy card.

     As of January 31, 2000, 13,522,840 shares of common stock ("ESOP Stock") were held by State Street Bank and Trust Company as Trustee of the Corporation's Employee Stock Ownership Plan ("ESOP"), which is part of the Corporation's Savings Program. By the terms of the applicable trust agreements, the trustees of the Savings and Investment Program for Employees of Union Carbide and the Union Carbide Employee Stock Ownership Plan will vote stock allocated to individual participants' accounts as instructed by such participants and will vote any allocated shares for which instructions are not received and, with respect to the Employee Stock Ownership Plan all unallocated shares, in the same proportion as the trustee votes allocated shares for which voting instructions are received. As of January 31, 2000, 7,350,206 shares of ESOP Stock were allocated to individual participants accounts.

     Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also vote by ballot at the annual meeting, thereby canceling any proxy previously executed. A stockholder wishing to name as his or her proxy someone other than those designated on the proxy card may do so by crossing out the names of the two individuals designated as proxies and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. No more than three individuals should be so designated. In such a case, it will be necessary that the proxy be delivered by the stockholder to the person(s) named, and that the person(s) named be present and vote at the meeting. Proxy cards on which alternate proxies have been named should not be mailed directly to the Corporation.

Confidential Voting

     It is Union Carbide's policy that all stockholder proxies, ballots and voting tabulations that identify the votes of specific stockholders be kept permanently confidential except as may be required by law or in the event of a contested proxy solicitation. Access to proxies and other stockholder voting records will be limited to independent inspectors of election, independent tabulators and to certain Union Carbide employees engaged in the receipt, count and tabulation of proxies. Such employees will be advised of this policy, instructed to comply therewith and sign a statement of compliance. The independent inspectors of election, in their report to the Board of Directors, will confirm that, to the best of their knowledge, the Corporation's policy was followed in the tabulation of the votes. This policy shall not operate to prohibit stockholders from disclosing the nature of their votes to the Corporation or the Board of Directors if any stockholder so chooses or to impair free and voluntary communication between the Corporation and its stockholders.

Matters Not Listed In Proxy

     Management knows of no matters other than those set forth on the proxy card that will be presented for action at the meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented in accordance with their best judgment on any other business that may come before the meeting.

Stockholders Entitled To Vote

     Stockholders of record at the close of business on March 6, 2000 are entitled to notice of the meeting and to vote the shares held on that date at the meeting. Each share of common stock of the Corporation is entitled to one vote. As of January 31, 2000, 134,387,396 shares of common stock of the Corporation were outstanding. Those shares were held by 42,094 stockholders of record.

Votes Required

     The nominees receiving a plurality of the votes cast will be elected as directors. An affirmative vote of a majority of the votes cast is required to ratify the appointment of auditors and to approve the two management proposals. Only those votes cast for or against a proposal are used in determining the results of a vote. Abstentions are counted for quorum purposes only. Broker non-votes have the same effect as abstentions.

Matters to be Considered at the Annual Meeting

1. Election of Directors

     Unless individual stockholders specify otherwise, each executed proxy will be voted for the election to the Board of Directors of the Corporation of the nine nominees who are named on the following pages. These nominees were recommended by the Nominating Committee and approved by the Board. Each director has consented to being named as a nominee for director and agreed to serve if elected. Each director, if elected, would serve for a term of one year. If any of those named is not available for election at the time of the annual meeting, discretionary authority will be exercised to vote for substitutes unless the Board chooses to reduce the number of directors. Management is not aware of any circumstances that would render any nominee named herein unavailable. All nominees are currently serving on the Corporation's Board of Directors. The ages of the nominees are as of March 1, 2000.


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[PHOTO]
C. Fred Fetterolf, age 71, Director since 1987, Director of Various Corporations and Retired Director, President and Chief Operating Officer of Aluminum Company of America. Mr. Fetterolf is a graduate of Grove City (PA) College, where he received a B.S. in chemistry in 1952. He joined the Aluminum Company of America that same year and, following a number of sales and marketing assignments and service as Vice-President-- Operations, Primary Products, he was named Vice-President-- Science and Technology in February 1981 and Executive Vice-President-- Mill Products later that year. Mr. Fetterolf became President and a member of the Board of Directors in 1983 and in 1985 he assumed the additional responsibility of Chief Operating Officer until retiring in 1991. Mr. Fetterolf is a director of Teledyne Technologies, Inc., Commonwealth Industries, Inc., Dentsply International, Inc., Praxair, Inc. and Allegheny Technologies, Inc., a trustee of Carnegie Mellon University, Grove City College and Eastern College and serves on a number of non-profit boards. He is Chairman of the Health, Safety and Environmental Affairs Committee and a member of the Audit, Compensation and Management Development, Executive and Nominating Committees of Union Carbide's Board.

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[PHOTO]
Rainer E. Gut, age 67, Director since 1994, Chairman of the Board of Directors of Credit Suisse Group, Credit Suisse First Boston and Credit Suisse, all of Zurich, Switzerland. Mr. Gut was graduated from Cantonal School of Zug, Switzerland, and had professional training in Switzerland, Paris and London. Prior to his nomination in 1971 as Chairman and Chief Executive Officer of Swiss American Corporation, Credit Suisse's U.S. investment banking affiliate at that time, Mr. Gut was a general partner of Lazard Freres & Co. in New York. Elected as a Member of the Executive Board of Credit Suisse in 1973, he became its Speaker in 1977 and its President in 1982. In 1983, he was elected to Credit Suisse's Board of Directors and became its Chairman. Since 1986 Mr. Gut has chaired the Board of Directors of Credit Suisse Group. Mr. Gut is Vice-Chairman of the Board of Directors and Chairman elect of Nestle S.A., Vevey and a member of the Board of Directors of Pechiney, Paris, and Sofina S.A., Brussels. Mr. Gut is Chairman of the Finance and Pension Committee and a member of the Compensation and Management Development and Nominating Committees of Union Carbide's Board.

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[PHOTO]
Vernon E. Jordan, Jr., age 64, Director since 1987, Senior Managing Director, Lazard Freres & Co., Of Counsel, Akin, Gump, Strauss, Hauer & Feld, LLP. Mr. Jordan is a graduate of DePauw University where he received the degree of B.A. in 1957. He received the degree of J.D. from Howard University Law School in 1960 and a fellowship from the Institute of Politics, John F. Kennedy School of Government of Harvard University in 1969. Mr. Jordan has also received honorary degrees from numerous colleges and universities. Mr. Jordan, former Executive Director of The United Negro College Fund and President of the National Urban League, Inc. joined the law firm of Akin, Gump, Strauss, Hauer & Feld in 1982 as Senior Partner. On January 1, 2000, Mr. Jordan joined Lazard Freres & Co. as Senior Managing Director and continues as Of Counsel to Akin, Gump, Strauss, Hauer & Feld, LLP. He is a member of the Arkansas Bar, District of Columbia Bar, Georgia Bar, The U.S. Supreme Court Bar, The American Bar Association, The National Bar Association and The Council on Foreign Relations. He is a director of the American Express Company, Callaway Golf Co., AMFM Inc., Dow Jones & Co., Inc., J.C. Penney Company, Inc., Revlon Group, Inc., Ryder System Inc., Sara Lee Corporation and Xerox Corporation and a trustee of Howard University. Mr. Jordan is Chairman of the Nominating Committee and a member of the Executive, Finance and Pension and Public Policy Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO]
William H. Joyce, age 64, Director since 1992, Chairman of the Board, President and Chief Executive Officer of Union Carbide Corporation. Dr. Joyce was graduated from Penn State University in 1957 with the degree of B.S. in chemical engineering and from New York University with the degree of M.B.A. in 1971 and Ph.D. in Business in 1984. He joined the Chemicals and Plastics Division of Union Carbide in 1957 and has been associated primarily with the Corporation's chemicals and plastics business throughout his career. Dr. Joyce became President of the Silicones and Urethane Intermediates Division in 1982 and was appointed President of the Polyolefins Division in 1985. In 1990, he was elected a Vice-President of the Corporation. In 1992, Dr. Joyce was elected Executive Vice-President of the Corporation responsible for operations, and in 1993, was elected President and Chief Operating Officer. In 1995, Dr. Joyce was elected President and Chief Executive Officer and effective January 1, 1996, he was also elected Chairman of the Board. In 1993, Dr. Joyce received the Medal of Technology from President Clinton. He is a director of CVS Corporation, Reynolds Metals Company and The American Plastics Council, director and treasurer of Society of Chemical Industry and a trustee of Universities Research Association, Inc. Dr. Joyce is Chairman of the Executive Committee of Union Carbide's Board.

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[PHOTO]
Robert D. Kennedy, age 67, Director since 1985, Retired Chairman of the Board and Chief Executive Officer of Union Carbide Corporation. Mr. Kennedy is a graduate of Cornell University where he received a B.S. degree in Mechanical Engineering in 1955. He joined Union Carbide that same year. Mr. Kennedy became President of the Linde Division in 1977, was elected a Senior Vice-President of the Corporation in 1981 and an Executive Vice-President in 1982. In 1985, he was elected a Director and President of Union Carbide Corporation, responsible for the Chemicals and Plastics Group. In April 1986, he was elected President and Chief Executive Officer of Union Carbide Corporation and effective December 1986 he was elected Chairman of the Board. He retired from the Corporation on December 31, 1995. Mr. Kennedy served as Chairman and Chief Executive Officer of UCAR International, Inc. from March 18, 1998 to July 1, 1998 and as Chairman to September, 1999. Mr. Kennedy is a director of Chase Industries, International Paper Company, Kmart Corporation, Lion Ore Mining International Ltd., Sunoco, Inc., and UCAR International, Inc. He is also a member of the Advisory Boards of The Blackstone Group, RFE Investment Partners and Sullivan Associates, past Chairman of the Chemical Manufacturers Association, a member of the Board of Trustees of Cornell University, member and past Chairman of the New Hampton School Trustees, past Chairman of INROADS, Inc., a member of the Business Council, past member of the Business Round Table and of the Business Round Table's Education Task Force and its Environmental Task Force, past Chairman and past member of the Connecticut Business For Education Coalition (CBEC) and past member of the Commission on Education Excellence for Connecticut. He is a member of the Audit, Executive, Nominating and Public Policy Committees of Union Carbide's Board.

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[PHOTO]
Ronald L. Kuehn, Jr., age 64, Director since 1984, Director and Chairman of the Board of El Paso Energy Corporation. Mr. Kuehn received the degrees of B.S. in 1957 and LL.B. in 1964 from Fordham University. He joined the legal staff of Sonat Inc. in 1970 and was named Vice-President in 1979. He was elected Senior Vice-President in 1980 and Executive Vice-President in January 1981. In April 1981, he was elected a director of the company and was named President and Chief Operating Officer in 1982. He was appointed Chief Executive Officer in 1984 and elected Chairman in 1986. In October, 1999 El Paso Energy Corporation merged with Sonat Inc. and Mr. Kuehn was elected director and Chairman of the Board of El Paso. Mr. Kuehn is a director of AmSouth Bancorporation, The Dun & Bradstreet Corporation, Praxair, Inc., Protective Life Corporation, Transocean Sedco Forex Inc., and a number of civic organizations. He is a member of the Board of Trustees of Tuskegee University. Mr. Kuehn is Chairman of the Compensation and Management Development Committee and a member of the Executive, Finance and Pension and Health, Safety and Environmental Affairs Committees of Union Carbide's Board.

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[PHOTO]
Rozanne L. Ridgway, age 64, Director since 1990, former Assistant Secretary of State for Europe and Canada. A retired diplomat in the Foreign Service of the United States, Ambassador Ridgway's 32 year career included ambassadorial assignments to Finland, to the German Democratic Republic, for Oceans and Fisheries Affairs and as Counselor of the United States State Department. She served as Assistant Secretary of State for European and Canadian Affairs from 1985 to 1989. She was President of the Atlantic Council from 1989 through 1992 and Co-Chairman through June, 1996. Ambassador Ridgway is a director of Bell Atlantic Corporation, The Boeing Company, Emerson Electric Co., Minnesota Mining and Manufacturing Company, Nabisco, Inc. and Sara Lee Corporation. She is a member of the International Advisory Board of the New Perspective Fund and a trustee of The CNA Corporation and the National Geographic Society. She is a member of several non-profit institutions concerned with public policy and serves as non-executive Chairman of the Board of the Baltic-American Enterprise Fund. Ambassador Ridgway is Chairman of the Public Policy Committee and a member of the Audit, Health, Safety and Environmental Affairs and Nominating Committees of Union Carbide's Board.

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[PHOTO]
James M. Ringler, age 54, Director since 1996, Vice Chairman of Illinois Tool Works, Inc. Mr. Ringler received the degree of B.S. in Business Administration in 1967 and an MBA degree in Finance in 1968 from the State University of New York. Mr. Ringler was President and Chief Operating Officer of the Tappan Company from 1982 to 1986 and President of White Consolidated Industries' Major Appliance Group from 1986 to 1990. Both companies are subsidiaries of Electrolux AB. He joined Premark International, Inc. in 1990 as Executive Vice-President and was elected to the company's Board of Directors. He became President and Chief Operating Officer in 1992, was appointed Chief Executive Officer in 1996 and was elected Chairman in 1997. In November, 1999 Illinois Tool Works, Inc. acquired Premark International, Inc. and Mr. Ringler was elected Vice Chairman of Illinois Tool Works, Inc. in December, 1999. Mr. Ringler is a director of Reynolds Metals Company, National Association of Manufacturers, the Business Round Table and Evanston Hospital and is a trustee of the Manufacturers' Alliance for Productivity and Innovation and a national trustee of the Boys and Girls Clubs of North America, Midwest Region. Mr. Ringler also serves on the Board of Directors of the Lyric Opera of Chicago. He is Chairman of the Audit Committee and a member of the Compensation and Management Development, Finance and Pension and Health, Safety and Environmental Affairs Committees of Union Carbide's Board.

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[PHOTO]
Paul J. Wilhelm, age 58, Director since 1998, President of the U.S. Steel Group of USX Corporation and a Director of USX Corporation. Mr. Wilhelm received the degree of B.S. in Mechanical Engineering in 1964 from Carnegie Mellon University. He joined U.S. Steel that same year and following a series of production and engineering assignments, was named Vice-President - Technology and Management Services in 1992. In 1993, he was named President of USS/Kobe Steel Company, the partnership formed by USX Corporation and Kobe Steel, Ltd. He was named Vice-President - Operations for the U.S. Steel Group in 1994 and was elected President later that year. He was elected to the USX Board of Directors in 1995. Mr. Wilhelm is past Chairman of the American Iron & Steel Institute, a member of the Association of Iron & Steel Engineers, Chairman of the Board for the Greater Pittsburgh Council Boy Scouts of America and Chairman of the Japan America Society of Pennsylvania. He is a member of the Board of Trustees of Carnegie Mellon University, Chairman of the Board of the Duquesne Club and a member of the University of Pittsburgh's Board of Visitors for the Katz School of Business and College of Business Administration. Mr. Wilhelm is a member of the Audit, Finance and Pension, Health, Safety and Environmental Affairs and the Public Policy Committees of Union Carbide's Board.

--------------------------------------------------------------------------------



     During 1999, there were nine regular and three special meetings of the Board of Directors. At present, there are nine directors. Pursuant to action by the Board, the number of directors to be elected at the annual meeting will be nine. The retirement policy of the Board provides that non-employee directors are not eligible for re-election after reaching age 72 unless an exception is granted by a majority of the Board. Employee directors, except the Chief Executive Officer, will retire from the Board at the time of their retirement from the Corporation. Of the nine nominees for election at the annual meeting of stockholders, one is currently an officer of the Corporation. Eight are non-employee directors, one of whom is a retired Chief Executive Officer of the Corporation. Each director is required to be a stockholder of the Corporation.

     Each director serves on one or more committees of the Board that oversee such vital matters as audits, compensation, finance, health, safety and environmental affairs, nominations and public policy. Each director attended 82% or more of the aggregate of the meetings of the Board and of the Board committees on which he or she served. Average attendance by all directors at meetings of the Board and its committees was 97%.

     Vernon E. Jordan was senior partner of the law firm of Akin, Gump, Strauss, Hauer and Feld, LLP in 1999, and that firm was retained by and rendered services to the Corporation in 1999.

     In addition to attending Board and committee meetings, the directors devoted time during the year to conferring with officers regarding corporate matters and to reviewing material submitted by management to the Board and Board committees for consideration and action.

Committees of the Board -- The Board has seven standing committees. Their functions are described below:

     Audit -- The Audit Committee was established in 1972. The Committee supports the independence of the Corporation's independent and internal auditors and the objectivity of the Corporation's financial statements; reviews the Corporation's principal policies for accounting, internal control and financial reporting; recommends to the Board the engagement or discharge of the independent auditors; reviews with the independent auditors the plan, scope and timing of their audit; reviews the auditors' fees and, after completion of the audit, reviews with management and the independent auditors the auditors' report.

          The Committee also reviews the financial statements of the Corporation and the procedures for monitoring compliance with the Corporation's policies on business integrity and ethics and conflicts of interest. The Committee also performs a number of other review functions related to auditing of the financial statements and to internal controls. The Committee met four times during 1999. Members of the Committee are: James
     M. Ringler, Chairman; C. Fred Fetterolf; Robert D. Kennedy; Rozanne L. Ridgway and Paul J. Wilhelm.

     Compensation and Management Development-- The Compensation and Management Development Committee was established in 1972. The Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the Chairman of the Board and other executive officers of the Corporation; reviews, recommends to the Board and administers any incentive plans and variable compensation plans that include executive officers and reviews the Corporation's policies relating to the compensation of senior management and, generally, other employees. In addition, the Committee reviews management's long-range planning for executive development and succession, establishes and periodically reviews policies on management perquisites and performs certain other review functions relating to management compensation and employee relations policies. The Committee met five times during 1999. Members of the Committee are: Ronald L. Kuehn, Jr., Chairman; C. Fred Fetterolf; Rainer E. Gut and James M. Ringler.

     Executive-- The Executive Committee was established in 1917. Subject to any limitations prescribed by law or by the Board, the Executive Committee has and may exercise, when the Board is not in session, all the powers of the Board. The Committee did not meet during 1999. Members of the Committee are: William H. Joyce, Chairman; C. Fred Fetterolf; Vernon E. Jordan, Jr.; Robert D. Kennedy and Ronald L. Kuehn, Jr.

     Finance and Pension -- The Finance and Pension Committee was established in 1980. The Committee reviews periodically the Corporation's financial policies and objectives; monitors the Corporation's financial condition and its requirements for funds; reviews management recommendations as to the amounts, timing, types and terms of public stock issues and public and private debt issues and reviews periodically the Corporation's dividend policy and foreign exchange operations. The Committee also reviews the financial, investment and actuarial policies and objectives of the pension program and, periodically, other employee benefit programs and the investment performance of the fund established for the pension program. The Committee also performs certain other review functions related to finance and pension matters. The Committee met once during 1999. Members of the Committee are: Rainer E. Gut, Chairman; Vernon E. Jordan, Jr.; Ronald L. Kuehn, Jr.; James M. Ringler and Paul J. Wilhelm.

     Health, Safety and Environmental Affairs-- The Health, Safety and Environmental Affairs Committee was established in 1985 to expand the Board's review of health, safety and environmental matters. Prior to January 1985, those matters were reviewed by the Public Policy Committee. The Health, Safety and Environmental Affairs Committee reviews the Corporation's policies for health, safety and environmental affairs ("HS&EA") reviews the Corporation's HS&EA performance and its compliance with HS&EA policies and legal requirements; reviews the Corporation's system for monitoring its compliance with HS&EA policies and legal requirements; reviews any significant HS&EA issue and management's response to the issue and reviews relevant scientific, legislative, governmental and judicial developments and their effect on corporate policies. The Committee met three times during 1999. Members of the Committee are: C. Fred Fetterolf, Chairman; Ronald L. Kuehn, Jr.; Rozanne L. Ridgway; James M. Ringler and Paul J. Wilhelm.

     Nominating-- The Nominating Committee was established in 1977. The Committee recommends to the Board nominees for election as officers and directors and periodically reviews potential candidates.

          The Committee reviews policies with respect to the composition, organization and practices of the Board and developments in corporate governance matters generally. The Committee met two times during 1999. Members of the Committee are: Vernon E. Jordan, Jr., Chairman; C. Fred Fetterolf; Rainer E. Gut; Robert D. Kennedy and Rozanne L. Ridgway.

          Candidates for nomination as director are considered on the basis of their broad business, financial and public service experience; their ability to represent the interests of all stockholders, rather than the special interests of a particular group; their reputation, capability and integrity within their fields or professions and their ability and willingness to devote the time required to serve effectively as a director and as a member of one or more Board committees. In addition, candidates are considered on the basis of their ability, as a group, to bring to the Board familiarity with national and international business matters, an appreciation of the appropriate role of the Corporation in today's society and diverse points of view regarding the many issues facing the Corporation. Nominees must also be free of any conflicts of interest, legal impediments or other considerations that might preclude service as a director of the Corporation.

          The Committee will consider nominees recommended by stockholders. All letters of nomination should be sent to the Secretary of the Corporation and should include the nominee's name and qualifications and a statement from the nominee that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any nominee to be considered by the Nominating Committee and, if accepted, to be included in the proxy statement, such recommendation should be received by the Secretary on or before November 14 preceding the annual meeting at which directors will be elected by the stockholders.

     Public Policy -- The Public Policy Committee was established in 1972. The Committee reviews the Corporation's policies on and responses to important social, political and public issues, including matters relating to international operations, equal employment opportunity, charitable and education contributions and legislative issues, as well as policies on and responses to important stockholder issues, including stockholder proposals for the proxy statement. The Committee also performs various other functions relating to public policy matters generally. The Committee met twice during 1999. Members of the Committee are: Rozanne L. Ridgway, Chairman; Vernon E. Jordan, Jr.; Robert D. Kennedy and Paul J. Wilhelm.


Compensation of Directors

     No director who is an employee is compensated for service as a member of the Board or any Committee of the Board. Each non-employee director receives an annual retainer of $30,000. Each non-employee director receives a $1,500 fee for each Board meeting attended and a $1,500 fee for each committee meeting attended. The Chairman of a meeting of a Committee of the Board receives a $3,000 meeting fee. Non-employee directors who perform special services at the request of the Chairman are compensated by a per diem fee of $1,500. No per diem fees were paid in 1999. Reimbursement for travel expense is paid when appropriate. Non-employee directors are not eligible to participate in the incentive compensation plans or benefit plans which the Corporation maintains for its employees.

Stock Option Plan for Non-Employee Directors -- The plan was approved by stockholders in 1997 and provides for awards of options to purchase shares of the Corporation's common stock. Under the Plan, the number of shares subject to options may not exceed 200,000 and no award may be granted subsequent to the date of the meeting of stockholders in 2002. The option price will not be less than the closing price of the Corporation's common stock as listed on the New York Stock Exchange-Composite Transactions on the date the option is granted, the term of the option may not be longer than ten years duration and the option will be exercisable only after the earliest of (i) the second anniversary of date of grant; (ii) the participant's death; or (iii) a change in control of the Corporation as defined in the Plan. During 1999, each non-employee director was granted 3,000 options.

Non-Employee Directors' Compensation Deferral Plan -- The plan, adopted by the Board effective in 1997, allows non-employee directors to defer all or part of their annual retainer and meeting fees, generally until separation of service as a non-employee director. Participants in this unfunded plan will be credited with a return on the deferred amounts measured on the same choice of investment features as those offered under the employee deferral plan, including a fixed income rate, discounted common stock of the Corporation and five Fidelity Fund alternatives.

Other -- The Union Carbide Corporation Group Life Insurance Plan for Non-Employee Directors extends group life insurance coverage of $50,000 to each non-employee director who elects to participate in the Plan. Costs of premiums are shared by the participating directors and the Corporation. The Corporation's share of such premiums in 1999 was $912.

     The Corporation has purchased Director's and Officer's liability insurance from Corporate Officers and Directors Assurance Ltd., X.L. Insurance Company, Ltd. and ACE Limited to provide continuing coverage for the individual directors and officers of the Corporation and its subsidiaries at a cost of approximately $450,000 per annum.

Compensation Committee Interlocks and Insider Participation-- The members of the Compensation and Management Development Committee are: Ronald L. Kuehn, Jr., Chairman; C. Fred Fetterolf; Rainer E. Gut and James M. Ringler.



                      Five Year Cumulative Total Return(1)
--------------------------------------------------------------------------------

                             End of Year 1994 = 100


                                    [GRAPH]

End of Year

(1) For fiscal years ending December 31. Total return assumes that the value of an investment in UCC common stock and each index was $100.00 on December 31, 1994 and that all dividends were reinvested. Past performance is not necessarily an indicator of future results.

     Graph Dollar Values     1995      1996      1997      1998      1999

     UCC                    128.45    142.40    152.08    153.55    245.38
     S&P 500                137.53    169.07    225.40    289.85    350.94
     S&P Chemicals          130.67    169.74    209.85    197.07    233.91

Report of the Compensation and Management
Development Committee on Executive Compensation

     The Corporation's compensation programs are approved and administered by the Compensation and Management Development Committee of the Board of Directors consisting only of non-employee Directors. The Committee meets several times a year to review the Corporation's performance against corporate goals, to evaluate executive performance and determine appropriate compensation and to review management development and succession planning.

The objectives of the Corporation's compensation programs are:

 .    to set compensation at levels sufficient to attract and retain highly competent executives;

 .    to provide incentives to achieve the Corporation's strategic, financial and operational goals; and

 .    to reward individual achievement of business objectives with compensation based on performance.


Components of the Compensation Package -- The compensation package for the Corporation's executives has four components: base salary, which reflects the executive's scope and level of responsibility; profit sharing, based on the Corporation's Return on Capital ("ROC") performance; variable compensation, which reflects relative corporate, business unit and individual performance and long-term incentives, which align executives with shareholder interests.

     An independent consultant provides the Committee with information concerning competitive compensation levels for base salaries, long-term incentives and total compensation, based upon a group of comparison companies that include both chemical companies and the chemicals and plastics segments of major oil companies. The Committee believes these companies require executive talents and capabilities similar to those required by the Corporation.

     The Committee targets compensation for executives that will produce median total compensation opportunity for similar jobs in the industry. Base salary targets for executives are established at 10% below median base salaries of comparison companies. When combined with profit sharing and a highly leveraged variable compensation program, total cash compensation including base salaries is targeted to pay at the median of the comparison companies when program goals are met. Total cash compensation will exceed the median when goals are exceeded and will fall below the median when goals are not met.

Base Salary -- At least once a year, the Committee reviews the base salary of the Chairman/CEO and, in consultation with the Chairman/CEO, reviews the base salaries of executive officers. Based on individual performance, as well as competitive pay levels, the Committee determines whether an adjustment to base salary is warranted for each executive officer. Dr. Joyce was granted an increase in 2000 of $50,000 in base pay based on his performance and salaries paid to chief executive officers of the comparison companies.

Profit Sharing -- The cash profit sharing plan and ESOP profit sharing plan cover virtually all employees, including the Corporation's officers. Participants in the plans have the opportunity to earn extra pay every quarter. Base salary targets for all employees, other than executives, are set 5% below the median base salaries of comparison companies. When ROC for the Corporation equals a predetermined level based upon the long-term cost of capital, employees earn back 5% of base pay. Depending on the degree to which ROC surpasses that level, employees can earn up to an additional 10%. The maximum payout is ten days' base salary per calendar quarter or approximately 15% of base pay. For 1999, participants received five days' pay, including one day to cover taxes on a voluntary early withdrawal, all of which was paid by allocation of ESOP stock to the participants' accounts in the savings plan.

Annual Incentives -- The Corporation's variable compensation programs include the Performance Incentive Plan and the Variable Compensation Plan. They are largely based on relative performance against groups of companies that are within as well as outside the S&P Chemical Index.

     Performance Incentive Plan (PIP) -- The PIP is based on the Corporation's ROC performance, and ROC performance relative to the ROC comparison companies over a 12 month fiscal year ending September 30. The companies selected for the ROC performance comparison include companies which best approximate the Corporation's businesses and are similarly affected by margins in the product markets in which the Corporation competes. The Corporation's expenses for the plan are deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. The Committee awarded $287,000 to Dr. Joyce for 1999 ROC performance under the PIP.

     Variable Compensation Plan (VCP) -- The VCP sets targets for performance in the market to book ratio of the Corporation's common stock relative to the market to book comparison companies, growth in sales volume over three years and productivity measured by actual fixed cost per pound of product. These financial measures represent 60% of the VCP award at target. The companies selected for the market to book ratio comparison are publicly traded companies listed in the S&P Chemical Index that are considered investment alternatives in the chemical industry. These companies are slightly different than the companies used to compare compensation discussed above.

     The balance of the VCP award is based on the Corporation's performance relative to Corporate Measures of Performance (MOPs) set annually by the CEO and approved by the Board of Directors. The MOPs include specific objectives in Health, Safety and Environment, People Excellence, Operating Performance, Information Technology, Capital Program and Technology Leadership, etc.

     The Board approved the 1999 VCP award at its February, 2000 meeting. The level of payment recommended by the Committee and approved by the Board balanced varying levels of performance results against the metrics and measures of performance. The Committee and Board gave particular consideration to the substantial improvement in market to book ratio, the 14% increase in worldwide sales volume and the 12% increase in productivity over last year. The Committee and Board also noted the successful implementation of the Corporation's enterprise-wide information system ("Powernet") and Y2K preparation, as well as continued improvement in key performance indicators, including Responsible Care,(R) operating performance and plant effectiveness, customer focus, employee communications and leadership alignment during a most challenging year. Based on the above assessment, Dr. Joyce was awarded a VCP payment of $654,000 after deduction of the amount placed at risk pursuant to the 1997 Earnings Per Share Incentive Plan.


Long-Term Incentives -- The Committee regularly reviews the competitiveness of the Corporation's long-term incentive programs targeted at the median of long-term compensation at compensation comparison companies.

     Stock Options -- Stock options serve both the Corporation and shareholder interests by linking all executives to the goal of increasing shareholder value. Except for an adjustment to reflect major changes in the Corporation's capital base, as occurred after the industrial gases spin-off in 1992, the Corporation has neither adjusted the price nor amended the financial terms of outstanding options. Consequently executives do not benefit from stock price appreciation until and unless shareholders also benefit. Additionally, the Corporation has not re-priced options whose current value is below the value at grant. Based on the analysis of competitive data, and recognition of the role played by Dr. Joyce in creating shareholder value, the Committee awarded Dr. Joyce 220,000 stock options in December 1999. This award was within the range of options possible, based on competitive market data.

     Earnings Per Share Program -- Under the 1997 Earnings Per Share Incentive Plan, a limited number of senior managers agreed to forfeit a portion of their compensation if the Corporation's earnings per share for the year 2000 were less than $4.00, and were to receive cash awards if earnings per share of at least $4.00 were achieved for 1999 and 2000. The plan also provides that, in the event a change of control, such as the Dow merger, occurs before the end of 2000, the Compensation and Management Development Committee of the Union Carbide Board of Directors may approve payments under the Plan.

Stock Ownership -- In 1993, the Board of Directors initiated stock ownership guidelines to encourage significant stock ownership by senior management, link their interests to those of shareholders and create an incentive to increase the market value of the Corporation's stock. Under the guidelines, the Chairman/CEO is expected to own stock valued at four times his annual base salary. Corporate officers are expected to own stock valued at one times their base salary. Other managers are expected to own stock equivalent to one-third their base salary. All are in compliance with the guidelines. Dr. Joyce now owns approximately 14 times his annual base salary in the Corporation's stock.

Compensation Deferral Program -- The Corporation maintains a voluntary unfunded compensation deferral program which allows participants to defer up to 25% of their base salary and up to 85% of their variable compensation, with payout generally commencing at or after retirement. A portion of these deferrals may be subject to a matching employer contribution. For those executive officers who elected to participate in the program, their allocations into deferral program stock units are reported in the Security Ownership of Management table on page 20.

Summary -- The Compensation and Management Development Committee believes that the objectives of the compensation and incentive programs at Union Carbide Corporation are consistent with programs maintained by comparable industrial companies and serve to keep management closely aligned with shareholder interest in building value for the enterprise.

     Compensation and Management Development Committee

     Ronald L. Kuehn, Jr., Chairman
     C. Fred Fetterolf        Rainer E. Gut       James M. Ringler

Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------

                                                                                         Long-Term        All Other
                                                  Annual Compensation                   Compensation   Compensation(3)
                                   --------------------------------------------------   ------------   ---------------
                                                                                         Number of
                                                                                        Securities
                                                        Annual            Other         Underlying
                                                       Variable           Annual          Options
Name and Principal Position        Year    Salary   Compensation(1)   Compensation(2)     Granted
---------------------------        ----    ------   ---------------   ---------------     -------
William H. Joyce                   1999   $966,667     $941,000          $ 18,750         220,000         $196,081
Chairman, President and            1998    918,750      650,000            48,918         175,000          142,700
Chief Executive Officer            1997    841,667      850,000           117,692         135,000          118,045

Lee P. McMaster                    1999   $345,000     $288,000          $  6,635          37,500         $ 63,826
Corporate Vice-President/          1998    315,000      208,000            16,659          32,000           35,682
General Manager - Specialty        1997    285,000      283,000            39,461          25,000           24,282
Polymers and Products

Joseph C. Soviero                  1999   $363,750     $216,000          $  7,019          33,000         $ 42,360
Corporate Vice-President,          1998    350,000      183,000            18,510          30,000           18,146
Corporate Ventures                 1997    341,250      226,000            48,461          25,000           14,712

Roger B. Staub                     1999   $341,250     $207,000          $  6,827          33,000         $ 28,113
Corporate Vice-President/          1998    325,000      190,000            17,981          30,000           20,294
General Manager - Unipol Systems   1997    308,333      189,000            44,308          25,000           32,245

John K. Wulff                      1999   $330,000     $216,000          $  6,442          35,000         $ 51,389
Corporate Vice-President,          1998    316,667      140,000            16,923          28,000           33,007
CFO and Controller                 1997    300,000      197,000            41,539          24,000           29,885

(1) Annual Variable Compensation includes payments under both the Performance Incentive Plan and the Variable Compensation Plan. The Performance Incentive Plan rewards executive officers exclusively for ROC performance. The Variable Compensation portion of the annual award is based on performance against other key metrics and corporate Measures of Performance. The amounts in this column do not include amounts which have been placed at risk pursuant to the 1997 Earnings Per Share Incentive Plan.

(2) Other Annual Compensation in 1997 represents cash profit sharing and ESOP profit sharing and in 1998 and 1999, ESOP profit sharing.

(3) All Other Compensation includes employer contributions to the Savings Program, allocations to the nonqualified compensation deferral program and the dollar value of the benefit from premiums paid for split dollar life insurance policies projected on an actuarial basis. For 1999, employer contributions to the Savings Program were $9,000 for Dr. Joyce and Messrs. McMaster, Soviero, Staub and Wulff. This matching contribution was made in the form of ESOP stock. Under the Omnibus Budget Reconciliation Act of 1993
     (OBRA), the maximum amount of compensation that may be recognized for employer matching contributions is limited to $160,000 per year. Additional allocations to the nonqualified compensation deferral program for 1999 include $91,399 for Dr. Joyce; $18,406 for Mr. McMaster; $6,320 for Mr. Soviero; $4,241 for Mr. Staub and $18,946 for Mr. Wulff. For 1999 the dollar value of the benefit from premiums paid for split dollar life insurance policies projected on an actuarial basis was $95,682 for Dr. Joyce, $36,420 for Mr. McMaster, $27,040 for Mr. Soviero, $14,872 for Mr. Staub and $23,443 for Mr. Wulff.

Stock Options Granted 1999

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Potential Realizable Value at Assumed
                                                                                          Annual Rates of Stock Price
                                                Individual Grants                       Appreciation for Option Term(1)
                                 ----------------------------------------------  ----------------------------------------------
                                                                                          5%                     10%
                                                                                 ---------------------  -----------------------
                                  Number of
                                 Securities   % of Total
                                 Underlying    Options                            Assumed    Potential   Assumed    Potential
                                  Options     Granted to  Exercise   Expiration    Stock    Realizable    Stock     Realizable
Name                              Granted     Employees    Price        Date       Price      Value       Price       Value
-------------------------------- ----------   ---------   --------   ----------   -------   ----------   ---------  -----------
William H. Joyce                  220,000       12.8%     $60.4375    12/01/09   $98.4463   $8,361,936   $156.7593  $21,190,796
Chairman, President and
Chief Executive Officer

Lee P. McMaster                   37,500        2.2%      $60.4375    12/01/09   $98.4463   $1,425,330   $156.7593  $3,612,068
Corporate Vice-President/
General Manager - Specialty
Polymers and Products

Joseph C. Soviero                 33,000        1.9%      $60.4375    12/01/09   $98.4463   $1,254,290   $156.7593  $3,178,619
Corporate Vice-President,
Corporate Ventures

Roger B. Staub                    33,000        1.9%      $60.4375    12/01/09   $98.4463   $1,254,290   $156.7593  $3,178,619
Corporate Vice-President/
General Manager - Unipol Systems

John K. Wulff                     35,000        2.0%      $60.4375    12/01/09   $98.4463   $1,330,308   $156.7593  $3,371,263
Corporate Vice-President,
CFO and Controller

Gain of All Recipients of             --          --            --          --   $98.4463       1.3%(2)  $156.7593     1.3%(2)
1999 Stock Options as %
of All Shareholders Gain
-------------------------------------------------------------------------------------------------------------------------------

(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by a SEC rule and are not intended as a forecast of possible future appreciation in stock prices.

(2) Assumes that the number of shares of common stock outstanding at December 31, 1999 is the same number outstanding at the relevant future date.

Note: Stock Options are generally exercisable two years from the date of grant. In the event of a change of control of the Corporation, all outstanding stock options become immediately exercisable. Options also become immediately exercisable upon the death of the participant.

Stock Options Exercised in 1999 and Stock Option Values at 12/31/99

--------------------------------------------------------------------------------------------------------------------------
                                                                     Number of Securities
                                                                    Underlying Unexercised         Value of Unexercised
                                                                           Options                 In-the-Money Options
                                         Shares                        Held at 12/31/99             Held at 12/31/99(1)
                                        Acquired       Value      --------------------------    --------------------------
Name                                   on Exercise    Realized    Exercisable  Unexercisable    Exercisable  Unexercisable
---------------------------------      -----------    --------    -----------  -------------    -----------  -------------
William H. Joyce
Chairman, President and
Chief Executive Officer                     -0-            -0-      750,000       395,000       $25,996,635    $ 5,391,875

Lee P. McMaster
Corporate Vice-President/
General Manager - Specialty
Polymers and Products                    13,800       $667,267      184,600        69,500       $ 6,787,736    $   968,719

Joseph C. Soviero
Corporate Vice-President,
Corporate Ventures                          -0-            -0-      180,000        63,000       $ 6,524,575    $   894,563

Roger B. Staub
Corporate Vice-President/
General Manager - Unipol Systems         6,000        $255,480      233,000        63,000       $ 9,596,440    $   894,563

John K. Wulff
Corporate Vice-President,
CFO and Controller                          -0-            -0-      168,000        63,000       $ 6,705,032    $   861,438
--------------------------------------------------------------------------------------------------------------------------

(1) Based on a closing price of $66.75 per share on December 31, 1999 as reported on NYSE-Composite Transactions. No stock appreciation rights were outstanding in 1999.

     Messrs. McMaster, Soviero, Staub and Dr. Joyce may also receive income from the exercise of certain options to purchase the stock of Praxair, Inc. which were granted in connection with the spinoff of Praxair, Inc. to stockholders on June 30, 1992. On that date, each holder of UCC options received an equal number of Praxair options and the exercise prices of the UCC options were reduced. Immediately after the spinoff, the combined exercise prices of the UCC options and Praxair options equaled the exercise prices of the UCC options prior to the spinoff. In 1999, the amount of income received by Mr. Staub as a result of the exercise of Praxair options was $1,416,372.




Retirement Program

-------------------------------------------------------------------------------------------------------------------
        Average Final
        Compensation                           Estimated Annual Retirement Benefits at Age 65
           Used for                                    for Years of Service Indicated
         Calculating         --------------------------------------------------------------------------------------
    Retirement Benefits(1)    15 Yrs.       20 Yrs.    25 Yrs.      30 Yrs.      35 Yrs.      40 Yrs.      45 Yrs.
-------------------------------------------------------------------------------------------------------------------
         $  100,000          $ 22,500      $ 30,000   $ 37,500   $   45,000   $   52,500   $   60,000   $   67,500
            150,000            33,750        45,000     56,250       67,500       78,750       90,000      101,250
            250,000            56,250        75,000     93,750      112,500      131,250      150,000      168,750
            500,000           112,500       150,000    187,500      225,000      262,500      300,000      337,500
            750,000           168,750       225,000    281,250      337,500      393,750      450,000      506,250
          1,000,000           225,000       300,000    375,000      450,000      525,000      600,000      675,000
          1,500,000           337,500       450,000    562,500      675,000      787,500      900,000    1,012,500
          2,000,000           450,000       600,000    750,000      900,000    1,050,000    1,200,000    1,350,000
          2,500,000           562,500       750,000    937,500    1,125,000    1,312,500    1,500,000    1,687,500
-------------------------------------------------------------------------------------------------------------------

(1) The compensation covered by the Retirement Program includes base salary, annual variable compensation and eligible profit sharing. Benefits are determined by average final compensation, are computed on a straight-life annuity basis, and are subject to an offset for Social Security. The table reflects the combination of qualified and nonqualified pension benefits. As of December 31, 1999, William H. Joyce, age 64 was credited with 42 years; Lee P. McMaster, age 57, 27 years; Joseph C. Soviero, age 61, 34 years; Roger B. Staub, age 65, 43 years and John K. Wulff, age 51, 12 years. In the event of a change in control of the Corporation, these officers may be entitled to enhanced retirement benefits. Refer to change in control discussion on pages 22 and 23.

Security Ownership of Management

At February 1, 2000, all directors and officers as a group (17 persons) beneficially owned 3,519,674 shares (2.45%) of the Corporation's common stock. As required by SEC rule, the number of shares of common stock beneficially owned includes shares as to which a right to acquire ownership exists, such as through the exercise of employee stock options.

------------------------------------------------------------------------------------------------------------
                                                    Number of Shares Beneficially Owned(1)

                                     Common        ESOP         Deferral Plan   Exercisable
Name                                 Stock         Stock(2)     Stock(3)        Stock Options(4)    Total
------------------------------------------------------------------------------------------------------------
W. H. Joyce                          296,160(5)       4,964      85,755           737,000         1,123,879
Director, Chairman, President
and Chief Executive Officer

L. P. McMaster                         8,825          4,009      11,585           184,600           209,019
Corporate Vice-President/
General Manager - Specialty
Polymers and Products

J. C. Soviero                         13,205          4,880         575           180,000           198,660
Corporate Vice-President,
Corporate Ventures

Roger B. Staub                        32,499          4,719      13,986           233,000           284,204
Corporate Vice-President
General Manager - Unipol Systems

J. K. Wulff                           40,318          4,753      20,498           168,000           233,569
Corporate Vice-President,
CFO and Controller

C. F. Fetterolf, Director              2,678(6)          --       7,851             5,800            16,329

R. E. Gut, Director                    5,000             --       4,219             5,800            15,019

V. E. Jordan, Jr., Director            4,137             --         908             5,800            10,845

R. D. Kennedy, Director              231,748(7)          --          --           585,800           817,548

R. L. Kuehn, Jr., Director             6,096             --       4,908             5,800            16,804

R. L. Ridgway, Director                3,149             --       6,900             5,800            15,849

J. M. Ringler, Director                  479             --       4,709             5,800            10,988

Paul J. Wilhelm, Director                400             --          --                --               400

All Officers and
Directors (17 persons)               709,118         36,141     185,645         2,588,770         3,519,674
------------------------------------------------------------------------------------------------------------

(1) Except as noted in the footnotes below, the individuals listed above had sole voting power and sole investment power with respect to the shares of common stock indicated.

(2) The beneficial owners had shared voting power and shared investment power with respect to the shares of ESOP Stock held by the Trustee. (See note 2 on the following table.)

(3) Deferral Plan Stock represents units based on the price of the Corporation's common stock into which deferred compensation has been allocated pursuant to the Compensation Deferral Plan and the Union Carbide Non-Employee Directors' Compensation Deferral Program. There are no voting rights with respect to Deferral Plan Stock. The value of the units of Deferral Plan Stock varies with the price of the Corporation's common stock and, at the time of payout, the units are payable in common stock of the Corporation.

(4)  There are no voting rights with respect to Stock Options.

(5) The shares of common stock listed as beneficially owned by Dr. Joyce include 12,000 shares that are owned by his children as to which beneficial ownership is disclaimed.

(6) The shares of common stock listed as beneficially owned by Mr. Fetterolf include 500 shares that are held by The Fetterolf Family Foundation in which Mr. and Mrs. Fetterolf have shared investment and voting power and disclaim beneficial ownership.

(7) The shares of common stock listed as beneficially owned by Mr. Kennedy include 49,000 shares that are held by The Arnold F. Baggins Foundation in which Mr. and Mrs. Kennedy have shared investment and voting power and disclaim beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

     One 16(a) report was filed late. The report covering 2000 employee stock options beneficially owned by Mrs. Byck at the time of her marriage to Mr. J. S. Byck in March, 1996 was reported on February 14, 2000 by Mr. Byck. Mr. Byck disclaims beneficial ownership of the options.



Security Ownership of Certain Beneficial Owners

                                              Number of Shares                  Title of                   Percent of
Name and Address                              Beneficially Owned                Class                      Class
----------------------------------------------------------------------------------------------------------------------
Sanford C. Bernstein & Co., Inc.
767 Fifth Avenue
New York, N.Y. 10153                          18,864,450(1)                     Common Stock               14.1%

FMR Corp.
82 Devonshire Street
Boston, Massachusetts 02109                   6,824,769(2)                      Common Stock                5.1%

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110                   15,860,932(3)                     Common Stock               11.8%
----------------------------------------------------------------------------------------------------------------------

(1) In a Schedule 13G dated February 8, 2000, Sanford C. Bernstein & Co., Inc. stated that it beneficially owned 18,864,450 shares of common stock of the Corporation at December 31, 1999. As to such shares, Sanford C. Bernstein & Co., Inc. has sole voting power for 10,072,154 shares, shared voting power for 2,315,733 shares and sole investment power for 18,864,450 shares.

(2) In a Schedule 13G dated February 14, 2000, FMR Corp. stated that it beneficially owned 6,824,769 shares of the common stock of the Corporation at December 31, 1999. As to such shares, FMR Corp. has sole voting power for 197,169 shares and sole investment power for 6,824,769 shares.

(3) As of December 31, 1999, State Street Bank and Trust Company held 13,557,336 shares of common stock ("ESOP Stock") as Trustee of the Corporation's Employee Stock Ownership Plan ("ESOP"), which is part of the Corporation's Savings Program, for the benefit of employees who participate in the Savings Program. Participants in the Saving Program are entitled to notice of the meeting. By the terms of a trust agreement, the ESOP Trustee will vote ESOP Stock allocated to individual participants' accounts (7,350,206 shares as of January 31, 2000) as instructed by such participants, and will vote any allocated shares for which instructions are not received and all unallocated shares in the same proportion as the Trustee votes allocated shares for which voting instructions are received. As of December 31, 1999, the ESOP Stock represented 10.1% of the total of common stock outstanding. The shares shown above include the ESOP Stock shown in the preceding table. In a Schedule 13G dated February 9, 2000, State Street Bank and Trust Company stated that as of December 31, 1999, in its capacity as trustee for various collective investment funds, index accounts and personal trusts, it also beneficially owned 2,303,596 shares (1.7%) of the Corporation's common stock. As to such shares, State Street Bank and Trust Company has sole voting power for 2,108,258 shares, shared voting power for 5,238 shares, sole investment power for 2,293,778 shares and shared investment power for 9,818 shares.

Change in Control Arrangements

     On August 3, 1999, the Corporation entered an Agreement and Plan of Merger with Dow, pursuant to which the Corporation agreed to merge with a subsidiary of Dow. On December 1, 1999 the Corporation's stockholders voted to adopt The Agreement and Plan of Merger. Completion of the merger is subject to certain conditions including review by antitrust regulatory authorities in the United States, Europe and Canada.

     At the effective time of the merger, Dr. William H. Joyce and one other current director of the Corporation will be appointed as members of Dow's board of directors. Dr. Joyce will also be appointed Vice Chairman of Dow's board. The other director to be appointed has not been determined.

     The Corporation has severance compensation agreements with certain senior managers including the officers named in the Summary Compensation Table. If a change in control of the Corporation, as defined in the severance compensation agreements occurs, and the officer resigns or is terminated as a result of one or more of the following events within a period of 36 months thereafter, the officer will be entitled to severance payments and other benefits. The events include: (1) a change or diminution of the executive's responsibilities or compensation; (2) relocation; (3) discontinuance of compensation plans in which the executive participated; (4) reduction of life insurance, medical, health and accident, disability and certain other benefits for the executive; (5) failure by a successor corporation to assume the severance compensation agreement; and
(6) termination of the executive's employment contrary to the terms of the severance compensation agreement.

     A "change in control" for these purposes means the occurrence of any of the following events: (i) stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; (ii) a consolidation, reorganization or merger of all or substantially all of the assets of the Corporation ("a Business Combination") unless, following such Business Combination, (a) the stockholders of the Corporation prior to such Business Combination own more than 50% of the common stock of the corporation resulting from such Business Combination; (b) no person or group owns 20% or more of the common stock of the corporation resulting from such Business Combination; and
(c) at least a majority of the board of directors of the corporation resulting from such Business Combination were members of the Board of Directors of the Corporation immediately prior to such Business Combination; (iii) a sale or other transfer of all or substantially all of the Corporation's assets; (iv) acquisition by a person or group of more than 20% of the Corporation's outstanding voting stock; (v) acquisition by a person or group of the right to vote more than 20% of the Corporation's outstanding voting stock for (a) the election of directors; (b) a merger or consolidation of the Corporation; or (c) any other matter; or (vi) in a 24 consecutive month period, present directors and/or new directors approved by at least two-thirds of the directors, cease to constitute a majority of the Board of Directors.

     A change in control of the Corporation would occur upon the completion of the planned Dow merger.

     Under the severance compensation agreements, if any of the officers named in the Summary Compensation Table resigns or is terminated under the conditions described above, he will receive a lump sum severance payment equal to three times his total annual compensation based on the greater of his current or average of his last three years' base salary, annual variable compensation, profit sharing and stock option awards. Based on current compensation, these lump sum payments would be approximately as follows: Dr. Joyce, $17,720,000; Mr. McMaster $4,139,000; Mr. Soviero $3,659,000; Mr. Staub $3,666,000; Mr. Wulff
$3,616,000. The severance compensation agreements also provide enhanced life, disability, accident and health insurance, outplacement and financial counseling and enhanced pension benefits. As of January 1, 2000, the value of these enhancements would be approximately as follows: Dr. Joyce, $1,190,000; Mr. McMaster $741,000; Mr. Soviero $433,000; Mr. Staub $370,000; Mr. Wulff $1,609,000. In addition, under the Mid-Career Hire Plan, Mr. Wulff will be entitled to a retirement benefit after the merger as if he had additional years of service with the Corporation equal to his years of service with his immediate prior employer. The approximate value of this benefit would be $1,971,000 if Mr. Wulff's employment had terminated on January 1, 2000. The Corporation is also required to make a gross-up payment to these officers to fully offset the effect of any excise tax imposed by Section 4999 of the Internal Revenue Code, whether made under the severance compensation agreement or otherwise.

     Outstanding stock options generally become exercisable two years from the date of grant. Upon a change in control of the Corporation such as the Dow merger, all outstanding stock options held by officers and directors which are not yet exercisable become exercisable and restrictions on distribution of deferred compensation accounts may lapse.

     Under Union Carbide's 1997 Earnings Per Share Incentive Plan, a limited number of senior managers including the officers named in the Summary Compensation Table agreed to forfeit a portion of their compensation if Union Carbide's earnings per share for the year 2000 were less than $4.00, and were to receive cash awards if earnings per share of at least $4.00 were achieved for 1999 and 2000. The plan also provides that, in the event a change in control, such as the Dow merger, occurs before the end of 2000, the Compensation and Management Development Committee of the Union Carbide Board of Directors may approve payments under the plan. Under the Agreement and Plan of Merger with Dow, such payments are subject to the approval of Union Carbide's chief executive officer after he consults with Dow's chief executive officer and is limited to $25,000,000 in the aggregate, including any award to Union Carbide's chief executive officer.

2. Management Proposal to Ratify KPMG LLP as Independent Auditors for 2000

     The Board of Directors, on the recommendation of the Audit Committee, has selected the firm of KPMG LLP as independent auditors to examine the financial statements of the Corporation and its consolidated subsidiaries for the year 2000.

     KPMG LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants and has submitted a copy of each of its peer review results to date to the Audit Committee of the Board. The peer review consists of a review and evaluation of the quality of a firm's accounting and auditing services by partners and managers from another CPA firm or from several CPA firms.

     KPMG LLP and its predecessor firms have been serving the Corporation in the capacity of independent auditors for many years. KPMG LLP states that no partner or professional employee of that firm has any direct financial interest or any material indirect financial interest in the Corporation or in any of its subsidiaries.

     Accordingly, the following resolution will be offered at the meeting:

     RESOLVED: That the selection by the Board of Directors of KPMG LLP as independent auditors of this Corporation and its consolidated subsidiaries for the year 2000 is ratified.


The Board of Directors Recommends a Vote FOR this Proposal.

     Representatives of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions from stockholders.

3. Management Proposal to Adopt an Amendment to the 1997 Union Carbide Long-Term Incentive Plan

     In April 1997, the Corporation's stockholders approved the 1997 Union Carbide Long-Term Incentive Plan (the "Plan"). In order to provide enough shares for the remaining life of the Plan, the Board has approved, subject to shareholder approval, an amendment to the Plan to provide an additional 2,500,000 shares of common stock for award under the Plan and to limit to 400,000 the total number of shares of Restricted Stock which can be granted out of the total shares authorized under the Plan. The amendment does not extend the duration of the Plan which provides that no awards may be granted after the annual meeting of stockholders in 2002.

     The Plan, as originally approved, authorized up to 6,000,000 shares for award under the Plan. To date, a total of 4,864,947 shares have been allocated, including 214,217 shares of Restricted Stock.

     The Board of Directors believes that authorization of the additional shares is necessary to continue to provide competitive long-term incentive awards to key employees that are linked to the creation of shareholder value. As the Corporation operates in an increasingly competitive global business environment, the Corporation's financial success depends more than ever on its ability to attract, retain and motivate key employees of outstanding competence. Compensation programs must therefore compare favorably with those of major competitors. They should also provide real incentive for promoting the profitable growth of the Corporation. The Board is convinced that only by tying a significant portion of compensation to an increase in stock price can the Corporation be assured of employing and retaining superior senior managers who are dedicated to increasing the value of the Corporation. If the Dow merger is completed by December, 2000 the additional shares will not be needed.

     Except for the amendment described above, there are no other changes to the Plan. The principal features of the Plan as amended are described below. The amendment will not become effective unless stockholder approval is obtained.


     Plan Description

     The number of shares of common stock of the Corporation (the "Shares") to be awarded under the Plan since its inception in 1997, may not exceed 8,500,000 which includes the original 6,000,000 authorized by shareholders and the additional 2,500,000 shares for which the approval of stockholders is being sought at this meeting. No participant may be granted, in the aggregate, awards which would result in the employee receiving more than 15% of the maximum number of shares available for award under the Plan.

     The Plan will be administered by the Compensation and Management Development Committee, which is composed entirely of non-employee directors. Under the terms of the Plan, the Committee, in its discretion, may select the individuals to receive grants of any or all of the following types of awards:
(1) stock option awards, including incentive stock options, (2) exercise payment rights, (3) grants of Restricted Stock or (4) performance awards. However, no grants of exercise payment rights or performance awards have been made under the Plan and the Corporation does not intend to grant any such rights or awards prior to expiration of the Plan. Grants of Restricted Stock are limited as described below. The Committee will authorize awards to eligible participants, specify the terms and conditions of such awards, interpret the Plan, establish administrative regulations and take any other action necessary to the proper operation of the Plan. The Committee may delegate to the Chief Executive Officer of the Corporation the right to allocate awards among employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended.

     Employees of the Corporation and its subsidiaries and affiliates serving in a managerial, administrative, or professional position, who are selected by the Committee, are eligible to participate in the Plan. Approximately 520 employees would be eligible participants under the Plan for all types of awards. In addition, approximately 1,415 other employees would be eligible to receive grants of Restricted Stock as described below. No award may be granted under the Plan subsequent to the date of the meeting of stockholders of the Corporation in 2002 at which Directors are to be elected.

     The Board of Directors may amend the Plan, but may not increase the maximum number of Shares authorized to be optioned or granted under the Plan without stockholder approval.


     Stock Option Awards

     The Committee will determine with respect to each stock option award whether the participant is to receive an incentive stock option ("ISO") or a nonqualified stock option. The option price would not be less than the closing price of the Shares as listed on the New York Stock Exchange-Composite Transactions on the date the grant is authorized. On February 29, 2000, the closing price of the Shares was $53.6875 per share. The option term may not be longer than 10 years duration and options are exercisable only after the earliest of (i) the time determined by the Committee (in no event less than one year following the date of grant), (ii) the participant's death, or (iii) a change in control of the Corporation (see discussion under "Change in Control Arrangements" above).

     An option may be exercised after termination of employment only as follows:
(i) if the termination resulted from a participant's death, disability or retirement with the right to receive a non-actuarially reduced pension ("Retirement"); (ii) during the three-year period commencing on the date of a participant's termination of employment by the Corporation other than for cause;
(iii) during a three-year period commencing on the date of a participant's termination of employment by the Corporation or the participant after a change in control of the Corporation unless such termination is for cause, or (iv) if the Committee decides that it is in the best interests of the Corporation to allow exercise of an option following a participant's termination of employment. In no event may an option be exercised after the expiration date of the option. Payment for such Shares must be (i) in cash, (ii) in Shares owned by the participant prior to exercising the option, (iii) by having the Corporation withhold a number of Shares from the exercise or (iv) in a combination of cash and Shares owned prior to the exercise or cash and the withholding of Shares from the exercise.

     The Committee may, in its discretion, grant to holders of stock options the right to receive with respect to each Share covered by an option "dividend payments" of amounts equal to the regular cash dividend paid to holders of the Corporation' s common stock during the period that the option is outstanding.

     Except as provided below, an option by its terms shall not be transferable by a participant other than by will or the laws of descent and distribution, and, during the participant's lifetime, will be exercisable only by the participant.

     The Committee may grant a nonqualified stock option which, by its terms, may permit the participant to transfer the option to (i) his or her spouse, children or grandchildren ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Any transfer shall be subject to the following: (A) there may be no consideration for any such transfer; (B) the Committee must approve the stock option agreement pursuant to which such options are granted, and must expressly provide for transferability; and (C) subsequent transfers of a transferred option shall be prohibited except those made by will or the laws of descent and distribution. Following a transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of death, disability, Retirement and termination of employment shall continue to be applied with respect to the original participant, following which the options shall be exercisable by the transferee only to the extent to which the participant would otherwise have been able to exercise the option had the transfer not occurred.

     Exercise Payments

     The Committee may award participants holding stock options the right to receive exercise payments when they exercise a stock option while an active employee of the Corporation. The amount of the exercise payment will be determined by the Committee in its discretion. Any dividend payments made with respect to the stock option being exercised during the period that such option was outstanding will be offset against the exercise payment. At the discretion of the Committee, the exercise payments may be made in cash, common stock, Restricted Stock or a combination thereof. In the case of the participant's death, any exercise payments awarded to the participant will be paid if the stock options are exercised within nine months after a participant's death, but before the expiration of the term of the stock option. In the case of a participant's Retirement, any exercise payments awarded to the participant will be paid if the stock options are exercised within the later of (i) three months after Retirement or (ii) three months after such options become exercisable, but before the expiration of the term of the stock option. While exercise payments are permitted under the Plan, the Corporation has not granted and does not intend to grant any such awards through the expiration of the Plan.

     Restricted Stock

     The Committee, in its discretion, may make a grant of Restricted Stock to a participant on such terms as the Committee shall determine and make a cash payment to a participant granted Restricted Stock to allow the participant to satisfy tax obligations arising out of receipt of the Restricted Stock. Restricted Stock is subject to restrictions on transfer, forfeitability or other limitations or restrictions as determined by the Committee. The participant shall have, with respect to Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine. Not more than 400,000 shares of Restricted Stock are available for grant under the Plan.

     Performance Awards

     Performance awards entitle the participant to receive an award if previously established measures of performance are met. Performance awards may be paid in common stock, cash or any other form of property as the Committee shall determine. While performance awards are permitted under the Plan, the Corporation has not granted and does not intend to grant any such awards through the expiration of the Plan.

     U.S. Federal Income Tax Consequences

     Under the present Internal Revenue Service Regulations, the federal income tax consequences of awards granted under the Plan are summarized as follows:

     The grant of a stock option will create no tax consequences for the participant or the Corporation. The participant will have no taxable income upon exercising an ISO (except the alternative minimum tax may apply), and the Corporation will not receive a deduction when an ISO is exercised. If the participant does not dispose of the shares acquired on exercise of an ISO within the two-year period beginning on the day after the grant of the ISO or within one year after the transfer of the shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss. If the participant disposes of the shares within the two-year or one-year period described above, the participant generally will realize ordinary income and the Corporation will be entitled to a corresponding deduction. Upon exercising a nonqualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. The Corporation will receive a deduction for the same amount.

     With respect to other awards granted under the Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received. With respect to other awards granted under the Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Corporation will receive a deduction for the amount recognized as income by the participant subject to the provisions of the Omnibus Budget Reconciliation Act of 1993 which provides for a possible denial of a tax deduction to the Corporation on compensation for any executive officer listed in the Summary Compensation Table in excess of $1,000,000.

     In order to enable the Corporation to meet any applicable federal withholding tax requirements arising as a result of the exercise of an option, a participant shall (i) pay the Corporation the amount of tax to be withheld, (ii) elect to satisfy such obligation by having the Corporation withhold Shares that otherwise would be delivered to the participant pursuant to the exercise of the option for which tax is being withheld, (iii) deliver to the Corporation Shares owned by the participant prior to exercising the option, or (iv) make a payment to the Corporation consisting of a combination of cash and such Shares. The Committee shall have the right to approve the method of payment by the participant.

     The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an ISO. There will be no tax consequences to the Corporation upon the disposition of shares acquired under the Plan except that the Corporation may receive a deduction in the case of disposition of shares acquired under an ISO before the applicable incentive stock holding period has been satisfied.

     The tax consequences for recipients who are non-U.S. citizens living outside the United States can vary by location.

Resolution

     Accordingly, the following resolution will be offered at the meeting:

     RESOLVED: That the amendment to the 1997 Union Carbide Long-Term Incentive Plan to provide an additional 2,500,000 shares of common stock for award under the Plan and to limit to 400,000 the total number of shares of Restricted Stock which can be granted under the Plan, is hereby approved and authorized.

The Board of Directors Recommends a Vote FOR this Proposal

4. Management Proposal to Reapprove Performance Goals Under the 1995 Union Carbide Performance Incentive Plan

     The Board of Directors believes the Corporation's success depends, in large measure, on its ability to attract, retain and motivate key employees of superior competence. The Corporation's compensation programs must, therefore, compare favorably with those of major competitors. Those programs should also provide incentives for promoting the growth and profitability of the Corporation, and payouts should be based on performance against established objectively determined measures. The Board believes that, in order for the Corporation's compensation programs to be competitive and provide incentive for top performance, a significant part of the total compensation of key executives should be related to the Corporation's return on capital ("ROC") and other such objective financial criteria. Therefore, the Board recommends that the stockholders reapprove the performance goals (the "Performance Goals") established under the 1995 Union Carbide Performance Incentive Plan (the "Plan") described below.

     Based on the recommendations of the Compensation and Management Development Committee of the Board of Directors, the Board of Directors believes that the Corporation should reapprove the Performance Goals. The Performance Goals are identical to those originally established under the Plan in 1995. The Corporation is required by law to have the Performance Goals reapproved by shareholders every five years. The Performance Goals measure relative ROC performance, as compared to the average of a peer group of companies. High absolute ROC performance would not generate maximum payouts unless the relative ROC performance is above average. The covered corporate officers would also be eligible for consideration under the Corporation's current Variable Compensation Plan for performance against corporate metrics (excluding ROC performance) and corporate measures of performance.

     The Plan is administered by the Committee, which is composed entirely of non-employee directors. Prior to the beginning of each calendar year, the Committee may designate employees who will be eligible for awards under the Plan. The Committee is authorized to specify awards for eligible participants, specify the terms and conditions of such awards, interpret the Plan, establish administrative regulations and take any other action necessary to the proper operation of the Plan. The Committee may also make adjustments in the performance goals established for a calendar year to reflect any extraordinary accounting or other changes which might alter the basis upon which performance levels were determined. The Committee may delegate its authority under the Plan, provided the delegation does not jeopardize requirements under Section 162(m) of the Internal Revenue Code for "disinterested" administration of the Plan.

     Each year the Committee will adopt in writing objective performance goals for the calendar year based on the Corporation's ROC compared to a peer group of companies or other such relative financial criteria the Committee may determine. The Committee will establish an award schedule based on achievement of these goals in the calendar year. The schedule and performance goals will be approved by the Committee not later than 90 days after the start of the calendar year.

     An individual award to the Chairman or CEO cannot exceed $1,500,000 and to all others cannot exceed $800,000 for any Award Year. The Committee may reduce (or not pay) awards, but may not increase them above the maximum.

     The Committee must certify that performance goals have been satisfied before payment will be made.

     The Plan was effective as of January 1, 1995 and does not have an expiration date. No further payments may be made under the Plan until the Performance Goals have been reapproved by stockholders. All payments under the Plan are to be made in cash. Nine corporate officers are eligible participants under the Plan. If a participant terminates employment during a calendar year, the Committee will determine whether a payment should be made and the amount of any such award.

     The Plan is considered an unfunded incentive compensation arrangement for a select group of key executives. Participants' rights to payment are the same as those of any unsecured general creditor of the Corporation. Payments are made from general funds, not from segregated assets or a trust fund.

     The grant of an award will result in ordinary income for the participant and is subject to all applicable tax liabilities (federal, state, local, Social Security and Medicare). It is intended that the Plan qualifies for the performance based exemption from Section 162(m) of the Internal Revenue Code, so that the Corporation will receive a tax deduction for amounts paid under the Plan.

     The Board of Directors may amend, suspend, or terminate the Plan at any time, but any amendment, suspension or termination shall not adversely affect the rights of participants (or beneficiaries) to receive awards granted prior to such action.

Resolution

     Accordingly, the following resolution will be offered at the meeting:

     "RESOLVED: That the Performance Goals established under the 1995 Union Carbide Performance Incentive Plan are hereby reapproved."

The Board of Directors Recommends a Vote FOR this Proposal

5.   Other Business

     On the date this Proxy Statement went to press, management knew of no other business that will be presented for action at the meeting. In the event that any other business should come before the meeting, it is the intention of the proxyholders named in the proxy card to take such action as shall be in accordance with their best judgment.

Stockholder Proposals for 2001 Annual Meeting

     Certain matters are required to be considered at the annual meeting of stockholders, such as the election of directors. From time to time, the Board of Directors may wish to submit to the stockholders other matters for consideration such as the ratification of the selection of auditors, management proposals regarding new incentive programs and most changes in the Certificate of Incorporation. Additionally, stockholders may be asked to consider and take action on proposals submitted by stockholders who are not members of management that cover matters deemed proper under regulations of the Securities and Exchange Commission and applicable state laws.

     Stockholders' eligibility to submit proposals for inclusion in the Corporation's Proxy Statement, proper subjects for such proposals and the form of stockholder proposals are regulated by Rule 14a-8 under Section 14(a) of the Securities Exchange Act of 1934. Each proposal submitted should be sent to the Secretary of the Corporation, 39 Old Ridgebury Road, Danbury, CT 06817-0001. The stockholder or his or her representative must appear in person at the annual meeting and must present the proposal, unless he or she can show good cause for not doing so.

     Stockholder proposals for inclusion in the 2001 proxy statement must be received at the Corporation's principal executive office on or before November 9, 2000. At the present time, the Corporation plans to hold the 2001 annual meeting in Danbury, Connecticut on April 25, 2001.

     The Corporation's by-laws require stockholders who intend to propose the nominations of persons for election as directors or other business to be considered by stockholders at the annual meeting (other than stockholder proposals included in the Proxy Statement pursuant to Rule 14a-8) to give written notice to the Secretary of the Corporation at least 90 days but no more than 120 days prior to the anniversary date of the previous year's annual meeting. Matters to be raised by a stockholder at the 2001 annual meeting must be submitted on or after December 27, 2000 but no later than January 26, 2001. The written notice must include information relating to a person or persons nominated for director and the person's written consent to be named as nominee and to serve, if elected, a brief description of the business, the reasons for conducting such business and any material interest in such business by the stockholders.

     Management carefully considers all proposals from stockholders. When adoption of a proposal is clearly in the best interests of the Corporation and the stockholders generally, and does not require stockholder approval, it is considered for adoption by the Board.

Proxy Solicitation

     In addition to the solicitation of proxies by mail, officers or other employees of the Corporation, without extra remuneration, may solicit proxies by telephone or personal contact. The Corporation will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will pay such persons for forwarding the material. All costs for the solicitation of proxies by the Board of Directors will be borne by the Corporation. The Corporation may engage a proxy solicitation firm to assist in the solicitation of proxies.

                                                       PRINTED ON RECYCLED PAPER
UC-1978                                                PRINTED IN U.S.A.

       AMENDED AND RESTATED 1997 UNION CARBIDE LONG-TERM INCENTIVE PLAN

Section 1: Purpose

     The purpose of the 1997 Union Carbide Long-Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Union Carbide Corporation (the "Corporation") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long-term growth and profitability of the Corporation; (b) assist the Corporation and its subsidiaries and affiliates in attracting, retaining, and motivating highly qualified employees for the successful conduct of their business; and (c) make the Corporation's compensation program competitive with those of other major employers.

Section 2: Definitions

     2.1 A "Change in Control of the Corporation" shall be deemed to occur if any of the following circumstances shall occur:

            (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Corporation;

            (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Corporation or for any other matter or question with respect to more than 20% of the then outstanding voting securities of the Corporation;

            (iii) if during any period of twenty-four consecutive months,
                  Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

                      For these purposes, "Present Directors" shall mean
                  individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

            (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

            (v) there shall be consummated: (x) a reorganization, merger or consolidation of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, provided, that the divestiture of less than substantially all of the assets of the Corporation in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

                        Notwithstanding the foregoing, a Change in Control shall
                  not be deemed to occur pursuant to Subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by one or more employee benefit plans maintained by the Corporation.


      2.2 "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

      2.3 "Employee" means all employees of the Corporation or of a subsidiary or affiliate of the Corporation participating in the Plan, including officers of the Corporation, as well as officers of the Corporation who are also directors of the Corporation. However, an individual who is a member of the Committee shall not be an "employee" for purposes of this Plan.

      2.4 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      2.5 "Exercise Payment" is a payment upon the exercise of a stock option of an amount determined by the Committee in its discretion, which amount shall not be greater than 60% of the excess of the Market Price over the option price of the stock acquired upon the exercise of the option.

      2.6 "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with
Section 422 of the Code.

      2.7 "Market Price" is the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange-Composite Transactions on the date the option is exercised (or on the next preceding day such stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on the date the option is exercised).

      2.8 "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

      2.9 "Retirement" shall mean retirement from employment by the Corporation or a subsidiary or affiliate with the right to receive immediately a non-actuarially reduced pension under the Corporation's Retirement Program.

      2.10 "Restricted Stock" means stock of the Corporation subject to restrictions on the transfer of such stock, conditions of forfeitability of such stock, or any other limitations or restrictions as determined by the Committee.

Section 3: Participation

      The Participants in the Plan ("Participants") shall be those Employees serving in a managerial, administrative, or professional position who are selected to participate in the Plan by the Committee of the Board of Directors of the Corporation named to administer the Plan pursuant to Section 4.

Section 4: Administration

      The Plan shall be administered and interpreted by a Committee of three or more members of the Board of Directors (hereinafter referred to as the "Committee") appointed by the Board. The Committee shall consist of "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act. All decisions and acts of the Committee shall be final and binding upon all Participants. The Committee shall: (i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants;
(iii) set the option price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award;
(iv) delegate to the Chief Executive Officer of the Corporation the right to allocate awards among Employees who are not executive officers or directors of the Corporation within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

Section 5: Awards

      Awards under this Plan may be in any of the following forms (or a combination thereof): (i) stock option awards; (ii) exercise payment rights;
(iii) grants of Restricted Stock; or (iv) performance awards. Except as otherwise defined herein, "stock" shall mean the common stock, $1.00 par value, of the Corporation. All awards shall be made pursuant to award agreements between the Participant and the Corporation. The agreements shall be in such form as the Committee approves from time to time.

            a. Maximum Amount Available. The total number of shares of stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan from its adoption by shareholders in 1997 shall not exceed 4,500,000 shares; provided, however, that if, during the term of the Plan, the Corporation (i) reacquires shares of stock (including, but not limited to, repurchases of shares on the open market or in private transactions), (ii) withholds shares in connection with the exercise of an option pursuant to
Section 6.4 of this Plan, or (iii) withholds shares as a result of the exercise of an option pursuant to Section 6.7 of this Plan, or a similar provision under another incentive or stock option plan of the Corporation, to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of an option, then additional shares of stock may be optioned or granted under this Plan equal to the number of shares so reacquired or withheld, except that no more than 4,000,000 additional shares (for a total of 8,500,000 shares under the Plan) shall be authorized for options or grants under this provision. No Participant may be granted, in the aggregate, awards which would result in the Participant receiving more than 15% of the maximum number of shares available for award under the Plan. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted any shares which have been forfeited and any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been canceled by the Participant or the Corporation.

            b. Adjustment in the Event of Recapitalization. etc. In the event of any change in the outstanding shares of the Corporation by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

Section 6: Stock Options

      6.1 The Corporation may award options to purchase common stock or Restricted Stock of the Corporation (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award and designate in the grant whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

      6.2 The option price of each share of stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the common stock of the Corporation on the date the award is authorized as reported in the New York Stock Exchange-Composite Transactions. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the option price of each share of stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

      6.3 (a) Except as set forth in subsection (b) below, a stock option by its terms shall not be transferable by the Participant other than by will or the laws of descent and distribution, and, during the Participant's lifetime, will be exercisable only by the Participant. A stock option by its terms also shall be of no more than 10 years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall be by its terms be of no more than five (5) years' duration. A stock option by its terms shall be exercisable only after the earliest of: (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than one year following the date of grant of such award; (ii) the Participant's death; or
(iii) a Change in Control of the Corporation.

            (b) Notwithstanding the provisions of subsection (a), the terms of a NonQualified Stock Option may permit the Participant to transfer the Stock Option to (i) his or her spouse, children or grandchildren (referred to herein as the Participant's "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Any transfer pursuant to this subsection (b) shall be subject to the following: (A) there may be no consideration for any such transfer; (B) the stock option agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this subsection (b); and
(C) subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with subsection (a) of this Section 6.3. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.4 hereof, the term "Participant" shall be deemed to refer to the transferee. The events of death, disability, Retirement and termination of employment in the Plan hereof shall continue to be applied with respect to the original Participant, following which the Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in Sections 6.3(a) and (c) hereof.

            (c) An option is only exercisable by a Participant (or, if subsection (b) applies, the transferee) while the Participant is in active employment with the Corporation, or its subsidiary, except: (i) in the case of a Participant's death, Retirement or disability; (ii) during a three-year period commencing on the date of a Participant's termination of employment by the Corporation other than for cause; (iii) during a three-year period commencing on the date of termination, by the Participant or the Corporation, of employment after a Change in Control of the Corporation, unless such termination of employment is for cause; or (iv) if the Committee decides that it is in the best interest of the Corporation to permit individual exceptions. An option may not be exercised pursuant to this paragraph after the expiration date of the option.

      6.4 An option may be exercised with respect to part or all of the shares subject to the option by giving written notice to the Corporation of the exercise of the option. The option price for the shares for which an option is exercised shall be paid on or within ten business days after the date of exercise. The terms of the stock option may provide that the option price may be paid (i) in cash, (ii) in whole shares of common stock of the Corporation owned by the Participant prior to exercising the option, (iii) by having the Corporation withhold a number of shares from the exercise, equal in value to the option price, or (iv) in a combination of cash and delivery of shares, or cash and withholding of shares of common stock. The value of any share of common stock delivered or withheld in payment of the option price shall be its Market Price on the date the option is exercised.

      6.5 The Committee may, in its discretion, grant to Participants holding stock options the right to receive, with respect to each share covered by an option, payments of amounts equal to the regular cash dividends paid to holders of the Company's common stock during the period that the option is outstanding (such payments are hereinafter referred to as "Dividend Payments").

      6.6 The aggregate fair market value of all shares of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Corporation (or by any subsidiary or parent of the Corporation), shall not exceed $100,000. The fair market value of such shares of stock shall be the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange-Composite Transactions on the date the related stock option is granted (or on the next preceding day such stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on the date the related stock option is granted).

      6.7 In order to enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a stock option, a Participant shall pay the Corporation the amount of tax to be withheld or may elect to satisfy such obligation by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option for which the tax is being withheld, by delivering to the Corporation other shares of common stock of the Corporation owned by the Participant prior to exercising the option, or by making a payment to the Corporation consisting of a combination of cash and such shares of common stock. Such an election shall be subject to the following: (a) the election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election; and (b) the election shall be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable. The value of any share of common stock to be withheld by the Corporation or delivered to the Corporation pursuant to this
Section 6.7 shall be the Market Price on the date to be used to determine the amount of tax to be withheld.

Section 7: Exercise Payments

      7.1 The Committee may, in its discretion, grant to Participants holding stock options the right to receive Exercise Payments relating to such number of shares covered by the Participant's stock options as the Committee determines in its discretion. Exercise Payments shall be reduced by the total amount which may have been received as Dividend Payments pursuant to Section 6.5 with respect to the stock option that is being exercised.

      7.2 At the discretion of the Committee, the Exercise Payment may be made in cash, common stock, Restricted Stock, or a combination thereof. Exercise Payments shall be paid within 20 business days following the exercise of a related stock option; provided, however, that payment may be deferred by the Committee, in its discretion, to such date and under such terms and conditions as the Committee may determine.

      7.3 Exercise Payments shall be paid only upon the exercise of related stock options which are exercised by the Participant while an active Employee; provided, however, that in the case of a Participant's death, Exercise Payments will be paid if the related stock options are exercised within nine months after death, but before the expiration of the stock option's term.

            In the case of a Participant's Retirement, any Exercise Payments awarded to the Participant will be paid if the stock options are exercised within the later of (i) three months after Retirement or (ii) three months after such options became exercisable, but before the expiration of the term of the stock option.

Section 8: Grants of Restricted Stock

      8:1   The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Restricted Stock to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Restricted Stock. Alternatively, the terms of the Restricted Stock grant may allow for the Participant to satisfy tax withholding obligations by delivering whole shares of common stock of the Corporation to the Corporation; the value of any shares of common stock delivered in payment of tax withholding obligations shall be its Market Price on the date to be used to determine the amount of tax to be paid.

      8.2 Notwithstanding any provision in this Plan to the contrary, no more than 400,000 shares of stock available for award under this Plan shall be granted to Participants as Restricted Stock.

      8.3 In the event that a Participant terminates employment with the Corporation prior to the date that the Restricted Stock satisfies a vesting period, such Restricted Stock shall be forfeited except (i) in the case of the Participant's death, disability or Retirement, (ii) in the case of a Participant's termination of employment by the Corporation other than for cause, (iii) in the case of a Change in Control of the Corporation, or (iv) if the Committee determines it is in the best interests of the Corporation to permit individual exceptions.

Section 9: Performance Awards

      9.1 The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the common stock, Restricted Stock or other securities of the Corporation ("Performance Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. Performance Awards may be paid in common stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion.

      9.2 The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

      9.3 The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this Section 9 prior to the date on which any applicable restriction or performance period established by the Committee lapses.

Section 10: General Provisions

      10.1 Subject to the provisions of Section 6.3(b), if applicable, any assignment or transfer of any awards without the written consent of the Corporation shall be null and void.

      10.2 Nothing contained herein shall require the Corporation to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

      10.3 Participation in this Plan shall not affect the Corporation's right to discharge a Participant.

      10.4 Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

      10.5 The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

      10.6 Upon a Participant's termination of employment during the period any restrictions are in effect, all Restricted Stock shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Corporation to permit individual exceptions.

Section 11: Amendment, Suspension, or Termination

      11.1 The Board of Directors may suspend, terminate, or amend the Plan, including but not limited to such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of the Corporation, increase the total number of shares of stock that may be optioned or granted under this Plan.

      11.2 It is intended that grants and awards made under this Plan comply with the requirements of Rule 16b-3 under the Exchange Act. Should the requirements of Rule 16b-3 change, the Board of Directors may amend this Plan or grants hereunder, as necessary, to comply with the requirements of that rule or its successor provision or provisions.

Section 12: Effective Date and Duration of the Plan

      This Plan shall be effective following approval by the stockholders of the Corporation. No award shall be granted under this Plan subsequent to the annual meeting of shareholders of the Corporation in 2002.

Union Carbide Corporation
39 Old Ridgebury Road, Danbury, CT 06817-0001

===========================
  Your Control Number is:

===========================

To our Stockholders:

Formal notice of the April 26, 2000 Annual Meeting of Stockholders is in the enclosed proxy statement. Please read the proxy statement and vote promptly. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

By voting in accordance with this form, you will be authorizing the proxies named below to vote all shares registered in your name and shares held for you through the Union Carbide Dividend Reinvestment and Stock Purchase Plan ("DRISP"), if any.

For this Annual Meeting, you may vote by mail, telephone, fax or the Internet. Telephone or Internet votes must be received by 11:59 P.M. EDT on the day before the Meeting or any adjournments or postponements to be counted. Mail or fax votes must be received before the polls close. Do not mail this proxy card if you elect to vote by telephone, fax or the Internet.

                      Vote 24 hours a day, 7 days a week!
--------------------------------------------------------------------------------
Vote by Telephone      Have this proxy card available when you call the toll-
                       free number 1-800-250-9081 using a touch-tone phone.
                       Enter you Control Number when asked and follow the simple
                       prompts.
--------------------------------------------------------------------------------
Vote by Fax            Please mark, sign and date this proxy card and fax it to
                       1-412-299-9191.
--------------------------------------------------------------------------------
Vote by the Internet   Have this proxy card available when you access the
                       website at http://www.votefast.com - enter your Control
                       Number where indicated and follow the simple prompts.
--------------------------------------------------------------------------------
Vote by Mail           Please mark, sign and date this proxy card and return it
                       to Corporate Election Services, P.O. Box 1150,
                       Pittsburgh, Pennsylvania 15230 in the enclosed postage-
                       paid envelope.
--------------------------------------------------------------------------------

           --------------------------------------------------------
             Please fold and detach card here when voting by mail
           --------------------------------------------------------

  PROXY - Solicited by The Board of Directors of Union Carbide Corporation -
               Annual Meeting of Stockholders on April 26, 2000
      The Board of Directors Recommends a Vote FOR Proposals 1,2,3, and 4
--------------------------------------------------------------------------------
Proposal 1 - Election of Directors:                     FOR all   WITHHELD from
(01) C. Fred Fetterolf, (02) Rainer Gut,                Nominees   all nominees
(03) Vernon E. Jordan, Jr. (04) William H. Joyce.
(05) Robert D. Kennedy, (06) Ronald L. Kuehn, Jr.,        [_]            [_]
(07) Rozanne L. Ridgeway, (08) James M. Ringler,
(09) Paul J. Wilhelm

[_] FOR ALL NOMINEES, EXCEPT AS CIRCLED: 01, 02, 03, 04, 05, 06, 07, 08, 09

                                                        FOR   AGAINST  ABSTAIN
Proposal 2 - Ratification of KPMG LLP as
Independent Auditors                                    [_]     [_]      [_]
Proposal 3 - Amend the 1997 Union Carbide
Long-Term Incentive Plan                                [_]     [_]      [_]
Proposal 4 - Reapprove the performance goals
under the 1995 Union Carbide Performance
Incentive Plan                                          [_]     [_]      [_]
--------------------------------------------------------------------------------
I or we authorize W.H. Joyce and B.D. Fitzgerald, and any one or both of them as proxies, with full power of substitution to vote all stock of Union Carbide Corporation registered in my name or our names or held for me or us through the Union Carbide DRISP on any matters that come before the 2000 Annual Meeting or any adjournments or postponements of the Meeting. The proxies will vote (1) as specified on this card; (2) as the Board of Directors recommends where no choice is specified and (3) as the proxies decide on any other matter.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature


--------------------------------------------------------------------------------
Signature

-----------------------------------------------------------------------, 2000
Date

Union Carbide Corporation
39 Old Ridgebury Road, Danbury, CT 06817-0001

===========================
  Your Control Number is:

===========================

To Our Stockholders:

Formal notice of the April 26, 2000 Annual Meeting is in the enclosed proxy statement. Please read the proxy statement and vote promptly. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

For your convenience we have consolidated your holdings, except shares you may hold at a bank or brokerage house, for which you will be receiving a voting instruction card from your bank/broker.

By voting in accordance with this form you will be authorizing the proxies named below to vote all shares registered in your name, including restricted stock, and shares held through the Dividend Reinvestment and Stock Purchase Plan ("DRISP"). You also will be instructing the applicable trustee to vote shares held for you through the Union Carbide. UCAR, OSi or Praxair Savings Programs (the "Savings Programs") and the Union Carbide Employee Stock Ownership Plan ("ESOP"). If you do not vote, the trustee will vote your shares in the same proportion as it votes shares for which it receives instructions.

For this Annual Meeting, you may vote by mail, telephone, fax or the Internet. Telephone or Internet votes must be received by 11:59 P.M. EDT on the day before the Meeting or any adjournments or postponements to be counted. Mail or fax votes must be received before the polls close. Do not mail this proxy card if you elect to vote by telephone, fax or the Internet.

                      Vote 24 hours a day, 7 days a week!
--------------------------------------------------------------------------------
Vote by Telephone      Have this proxy card available when you call the toll-
                       free number 1-800-250-9081 using a touch-tone phone.
                       Enter you Control Number when asked and follow the simple
                       prompts.
--------------------------------------------------------------------------------
Vote by Fax            Please mark, sign and date this proxy card and fax it to
                       1-412-299-9191.
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Vote by the Internet   Have this proxy card available when you access the
                       website at http://www.votefast.com - enter your Control
                       Number where indicated and follow the simple prompts.
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Vote by Mail           Please mark, sign and date this proxy card and return it
                       to Corporate Election Services, P.O. Box 1150,
                       Pittsburgh, Pennsylvania 15230 in the enclosed postage-
                       paid envelope.
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             Please fold and detach card here when voting by mail
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  PROXY - Solicited by The Board of Directors of Union Carbide Corporation -
               Annual Meeting of Stockholders on April 26, 2000
      The Board of Directors Recommends a Vote FOR Proposals 1, 2, 3, and 4
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Proposal 1 - Election of Directors:                     FOR all   WITHHELD from
(01) C. Fred Fetterolf, (02) Rainer Gut,                Nominees   all Nominees
(03) Vernon E. Jordan, Jr., (04) William H. Joyce.
(05) Robert D. Kennedy, (06) Ronald L. Kuehn, Jr.,        [_]            [_]
(07) Rozanne L. Ridgeway, (08) James M. Ringler,
(09) Paul J. Wilhelm

[_] FOR ALL NOMINEES, EXCEPT AS CIRCLED: 01, 02, 03, 04, 05, 06, 07, 08, 09

                                                        FOR   AGAINST  ABSTAIN
Proposal 2 - Ratification of KPMG LLP as
Independent Auditors                                    [_]     [_]      [_]
Proposal 3 - Amend the 1997 Union Carbide
Long-Term Incentive Plan                                [_]     [_]      [_]
Proposal 4 - Reapprove the performance goals
under the 1995 Union Carbide Performance
Incentive Plan                                          [_]     [_]      [_]
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I authorize W. H. Joyce and B. D. Fitzgerald, and any one or both of them as proxies, with full power of substitution, to vote all stock of Union Carbide Corporation registered in my name or held for me through the Union Carbide DRISP on any matters that come before the 2000 Annual Meeting or any adjournments or postponements of the Meeting. The proxies will vote (1) as specified on this card; (2) as the Board of Directors recommends where no choice is specified and (3) as the proxies decide on any other matter. I instruct the applicable trustee to execute a proxy as indicated above to vote all shares held for me in the Savings Programs or Union Carbide ESOP.
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Signature

-----------------------------------------------------------------------, 2000
Date